UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2014

WideOpenWest Finance, LLC

(Exact name of registrant as specified in its Charter)

Delaware	333-187850	31-1811298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000 Englewood, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (720) 479-3500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 24, 2014, WideOpenWest Finance, LLC (the “Company” or “WOW!”) presented financial guidance (the “Investor Presentation”) at JP Morgan’s Global High Yield & Leveraged Finance Conference in Miami, Florida.   The Investor Presentation is attached as Exhibit 99.1.

The information in this Item 7.01 and the presentation filed as Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such a filing.

A copy of the presentation is attached as Exhibit 99.1 to this report, and has also been posted to the Company’s website at www.wowway.com.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this report:

Exhibit
Number	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST FINANCE, LLC

Date: February 24, 2014	By:	/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor Presentation